Income Taxes (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Caesars’ provision for income taxes during the interim reporting periods has historically been calculated by applying an estimate of the annual effective tax rate for the full year to “ordinary” income or loss (pre-tax income or loss excluding unusual or infrequently occurring discrete items) for the reporting period. We utilized a discrete effective tax rate method, as allowed by ASC 740-270 “Income Taxes, Interim Reporting,” to calculate taxes for the three months ended March 31, 2016 and 2017. We determined that as small changes in estimated “ordinary” income would result in significant changes in the estimated annual effective tax rate, the historical method would not provide a reliable estimate for the three months ended March 31, 2016 and 2017.
Income Tax Allocation

	Three Months Ended March 31,
(Dollars in millions)	2017	2016
Loss from continuing operations, before income taxes	$(452)	$(300)
Income tax provision	$(72)	$(7)
Effective tax rate	(15.9)%	(2.3)%

Discontinued operations, before income taxes	$—	$66
Income tax provision	$—	$(33)

We classify reserves for tax uncertainties within deferred credits and other in the Balance Sheets, separate from any related income tax payable, which is also reported within accrued expenses, or deferred income taxes. Reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions, as well as potential interest or penalties associated with those liabilities.
Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. We have provided a valuation allowance on certain federal and state deferred tax assets that were not deemed realizable based upon estimates of future taxable income.
The effective tax rate related to the loss from continuing operations for the three months ended March 31, 2017 differed from the expected federal tax rate of 35% primarily due to losses from continuing operations not tax benefitted, nondeductible restructuring expenses, and from state deferred tax expense as a result of the “check-the-box” election to treat CERP as a disregarded entity for federal income tax purposes effective January 1, 2017. The effective tax rate related to the loss from continuing operations for the three months ended March 31, 2016 differed from the expected federal tax rate of 35% primarily due to losses from continuing operations not tax benefitted.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next 12 months.

Income Taxes
The effect on the income tax provision and deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We have provided a valuation allowance on certain federal, foreign, and state net operating losses (“NOLs”), and other federal, state, and foreign deferred tax assets. NOLs and other federal, state, and foreign deferred tax assets were not deemed realizable based upon near term estimates of future taxable income.
We classify reserves for tax uncertainties within accrued expenses and deferred credits and other in our balance sheets, separate from any related income tax payable, which is also reported within accrued expenses, or deferred income taxes. Reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions, as well as potential interest or penalties associated with those liabilities.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions, except for CGP, which is filed as part of a separate tax filing group. We are under regular and recurring audit by the Internal Revenue Service (“IRS”) and various state taxing authorities on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next 12 months.
Components of Income/(Loss) Before Income Taxes from Continuing Operations

	Years Ended December 31,
(In millions)	2016	2015	2014
United States	$(6,098)	$5,780	$(3,331)
Outside of the U.S.	(2)	(2)	12
	$(6,100)	$5,778	$(3,319)
Income Tax Benefit/(Provision)

	Years Ended December 31,
(In millions)	2016	2015	2014
United States
Current
Federal	$(2)	$—	$—
State	—	—	110
Deferred
Federal	(33)	128	601
State	7	(10)	(109)
Outside of the U.S.
Current	1	1	(5)
Deferred	—	—	(1)
	$(27)	$119	$596
Allocation of Income Tax Benefit/(Provision)

	Years Ended December 31,
(In millions)	2016	2015	2014
Income tax benefit/(provision) applicable to:
Income/(loss) from continuing operations	$(27)	$119	$596
Discontinued operations	(730)	(64)	(32)
Accumulated other comprehensive income/(loss)	—	—	(16)
Deconsolidation and restructuring of CEOC and other	—	1,176	—
Additional paid-in capital	—	—	(15)

Effective Income Tax Rate Reconciliation

	Years Ended December 31,
	2016	2015	2014
Statutory tax rate	35.0%	35.0%	35.0%
Increases/(decreases) in tax resulting from:
State taxes, net of federal tax benefit	—	—	1.6
Valuation allowance	(22.5)	3.5	(5.7)
Foreign income taxes	—	—	0.1
Goodwill	—	—	(9.1)
Deconsolidation of CEOC	—	(40.1)	—
Stock-based compensation	(0.8)	0.2	(0.5)
Acquisition and integration costs	—	—	(0.4)
Reserves for uncertain tax positions	—	—	0.3
Sale of stock of subsidiary	—	—	(0.5)
Disallowed losses on sale to related party	—	—	(3.8)
Nondeductible restructuring expenses	(16.8)	—	—
Noncontrolling interests	4.8	(0.7)	0.9
Other	(0.1)	—	0.1
Effective tax rate	(0.4)%	(2.1)%	18.0%

Temporary Differences Resulting in Deferred Tax Assets and Liabilities

	As of December 31,
(In millions)	2016	2015
Deferred tax assets:
State net operating losses	$3	$5
Federal net operating loss	51	44
Compensation programs	42	52
Allowance for doubtful accounts	17	10
Self-insurance reserves	7	7
Accrued restructuring and support expenses	1,278	317
Accrued expenses	27	6
Federal tax credits	17	13
Federal indirect tax benefits of uncertain state tax positions	4	—
Investment in CGP LLC	—	115
Capital loss carryover	—	15
Deferred revenue	1	1
Other	8	7
Subtotal	1,455	592
Less: valuation allowance	949	205
Total deferred tax assets	$506	$387
Deferred tax liabilities:
Depreciation and other property-related items	914	921
Deferred cancellation of debt income and other debt-related items	98	152
Investment in CGP LLC	211	—
Investment in non-consolidated affiliates	909	170
Intangibles	87	134
Prepaid expenses	9	10
Total deferred tax liabilities	2,228	1,387
Net deferred tax liability	$1,722	$1,000

As of December 31, 2016 and 2015, we had federal NOL carryforwards of $152 million and $134 million, respectively. These net operating losses are different from the net operating losses that are reflected in our federal and certain state tax returns as they do not include net operating losses that are attributable to our deconsolidated subsidiary, CEOC. These NOLs will begin to expire in 2031. In addition, we had federal general business tax credits and research tax credit carryforwards of $17 million, which will begin to expire in 2029. We believe that it is more likely than not that the benefit from the federal NOL and tax credit carryforwards for the CEC tax consolidated group will not be realized. As a result, a valuation allowance has been established for our federal NOL carryforwards and tax credits carryforwards deferred tax assets as of December 31, 2016.
NOL carryforwards for our domestic subsidiaries for state income taxes were $70 million and $85 million as of December 31, 2016 and 2015, respectively. We believe that it is more likely than not that the benefit from certain state NOL carryforwards will not be realized. Accordingly, we have provided a full valuation allowance on the deferred tax assets relating to these NOL carryforwards which will not more likely than not be realized. These state NOLs will begin to expire in 2034.

Reconciliation of Unrecognized Tax Benefits

	Years Ended December 31,
(In millions)	2016	2015	2014
Balance as of beginning of year	$3	$81	$142
Additions based on tax positions related to the current year	19	—	20
Additions for tax positions of prior years	—	—	—
Reductions for tax positions for prior years	(1)	—	(1)
Deconsolidation of CEOC	—	(78)	—
Settlements	—	—	—
Expiration of statutes	—	—	(80)
Balance as of end of year	$21	$3	$81

We classify reserves for tax uncertainties within accrued expenses and deferred credits and other in our balance sheets, separate from any related income tax payable or deferred income taxes. Reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities.
We accrue interest and penalties related to unrecognized tax benefits in income tax expense. During 2016, we increased our accrual by $3 million. There was no change to our accrual during 2015. We reduced our accrual by $62 million during 2014. There was an accrual for the payment of interest and penalties of $3 million as of December 31, 2016. There was no accrual for the payment of interest and penalties as of December 31, 2015, and $1 million was accrued as of December 31, 2014. Included in the balances of unrecognized tax benefits as of December 31, 2016 and 2014, was approximately $15 million and $48 million, respectively, of unrecognized tax benefits that, if recognized, would impact the effective tax rate. There were no unrecognized tax benefits as of December 31, 2015 that, if recognized, would impact the effective tax rate.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are subject to exam by various state and foreign tax authorities. As of December 31, 2016, the tax years prior to 2012 are not subject to examination for U.S. tax purposes. As of December 31, 2016, the tax years prior to 2012 are no longer subject to examination for most of the foreign and state income tax jurisdictions as the statutes of limitations have lapsed.
We believe that it is reasonably possible that the unrecognized tax benefits liability will not materially change within the next 12 months. Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Although we believe that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on our earnings. Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a favorable impact on earnings.